UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SITE Centers Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online
Go to www.investorvote.com/sitc or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 pm ET on May 12, 2026.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for

SITE Centers Corp. Shareholder Meeting to be Held on May 13, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions for attending the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The SITE Centers Corp. Notice and Proxy Statement and Annual Report to Shareholders are available at:

www.investorvote.com/sitc

Easy Online Access – View your proxy materials and vote.
Step 1:	Go to www.investorvote.com/sitc.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 1, 2026 to facilitate timely delivery.

2 N O T

048E9B

Shareholder Meeting Notice

SITE Centers Corp. Annual Meeting of Shareholders will be held on Wednesday, May 13, 2026 at 9:00 am ET, virtually via the internet at meetnow.global/M4FHMTJ.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5:

1.	Election of Directors:
01 - Gary N. Boston
02 - John M. Cattonar
03 - Cynthia Foster Curry
04 - David R. Lukes
05 - Dawn M. Sweeney

2.	Approval of an amendment to the Company’s Amended and Restated Code of Regulations to increase Director terms to three years
3.	Approval of an amendment to the Company’s Amended and Restated Code of Regulations to replace the existing majority voting power quorum requirement
4.	Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers
5.	Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. To attend this meeting virtually and vote, please visit meetnow.global/M4FHMTJ and enter your control number.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet – Go to www.investorvote.com/sitc.
– Phone – Call us free of charge at 1-866-641-4276.

–  Email – Send an email to investorvote@computershare.com with “Proxy Materials SITE Centers Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 1, 2026.